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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported):
                                October 29, 2003

                         JANUS HOTELS AND RESORTS, INC.
               (Exact name of Registrant as specified in Charter)


        Delaware                       0-22745                 13-2572712
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(State or Other Jurisdiction         (Commission              (IRS Employer
   of Incorporation)                 File Number)          Identification No.)


    2300 Corporate Blvd., N.W., Suite 232, Boca Raton, FL         33431-8596
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    (Address of principal executive office)                       (Zip Code)


    Registrant's telephone number including area code:        (561) 997-2325
                                                              --------------

                                      N/A
    -----------------------------------------------------------------------
         (Former name or Former Address, if Changed Since Last Report)


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Item 5.         Other Events.

        On November 4, 2003, Janus Hotels and Resorts, Inc., a Delaware corporation, issued the press release filed herewith as Exhibit 99.1 regarding delisting from the NASDAQ SmallCap Market.

Item 7.       Financial Statements, Pro Forma Financial Information and Exhibits

        (c)     Exhibits

            Exhibit No.        Description
            -----------        -----------
               99.1            Press Release dated November 4, 2003, announcing
                               the NASDAQ delisting from the SmallCap Market





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                                   SIGNATURES
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         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           Janus Hotels and Resorts, Inc.
                                           ------------------------------
                                                    (Registrant)


Dated:  November 4, 2003                   By: /s/ Richard A. Tonges
                                              --------------------------
                                              Name:  Richard A. Tonges
                                              Title: Vice President - Finance




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